United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2009 (June 17, 2009)

ePlus inc.

(Exact name of registrant as specified in its charter)
Delaware	1-34167	54-1817218
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13595 Dulles Technology Drive Herndon, VA 20171-3413

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (703) 984-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement

On June 18, 2009, ePlus inc. entered into Amendment #2 ("the Lease") to its office lease agreement with Norton  Building 1, LLC ("the  Landlord")  pursuant to which we will continue to lease 55,880 square feet for use as its principal headquarters. The property is located at 13595 Dulles Technology Drive, Herndon, Virginia.  The term of the Lease will begin January 1, 2010, and will continue for five years from such date.  In addition, we have the right to terminate the Lease on December 31, 2012 in the event that the facility no longer meets ePlus’ needs, by giving six months’ written notice, with no penalty fee.  The annual base rent, which includes an expenses factor, is $21.50 per square foot for the first year, with an annual rent escalation for operating cost increases plus 2.75% of the annual base rent, net of the expenses factor, for each year thereafter.

Norton Building 1, LLC is a limited liability company owned in part by Mr. Phillip G. Norton’s spouse and in part in trust for his children.  Mr. Norton is our Chairman of the Board, President, and Chief Executive Officer.  Mr. Norton has no managerial or executive role in Norton Building 1, LLC.  The Lease was approved by the Nominating and Corporate Governance Committee, in accordance with our Related Person Transaction Policy, and was subsequently approved by a majority of the board of directors, with Mr. Norton abstaining.

The foregoing description of the Lease is qualified in entirety by reference to Amendment #2 to the Lease, a copy of which is included  with this Current  Report on Form 8-K as Exhibit 10.1, and incorporated by reference.

Item 2.02.  Results of Operations and Financial Condition

On June 17, 2009, ePlus inc. announced by press release its results of operations for its fiscal fourth quarter and full fiscal year ended March 31,  2009.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01         Financial Statements and Exhibits

(d) The following exhibits are filed as part of this report:

Exhibit No.                            Description

10.1	Amendment #2 to Deed of Lease by and between ePlus inc. and Norton Building I, LLC, dated as of June 18, 2009.
99.1                                        Press release dated June 17, 2009 issued by ePlus inc.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ePlus inc.

By: /s/ Elaine D. Marion
Elaine D. Marion
Chief Financial Officer

Date: June 23, 2009